UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

Kraft Foods Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-16483

Virginia	52-2284372
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 14, 2012, Kraft Foods Inc. issued a press release relating to the anticipated trading markets for Kraft Foods Inc. and Kraft Foods Group, Inc. common stock through the completion of the spin-off of our wholly owned subsidiary, Kraft Foods Group, Inc.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Kraft Foods Inc. Press Release, dated September 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: September 14, 2012	By:	/s/ Carol J. Ward

Carol J. Ward
Vice President and Corporate Secretary